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Exhibit 26(r)

Powers of Attorney:

Charles T. Boswell

Arthur C. Schneider

Christopher H. Garrett

Tim L. Stonehocker

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, STEVEN SHEPARD, ARTHUR D. WOODS and FRANK CAMP, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Charles T. Boswell

Charles T. Boswell, Director and Chief Executive

Officer

January 26, 2006
Date

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, STEVEN SHEPARD, ARTHUR D. WOODS and FRANK CAMP, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Arthur C. Schneider

Arthur C. Schneider, Director, Senior Vice President

and Chief Tax Officer

January 26, 2006
Date

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, STEVEN SHEPARD, ARTHUR D. WOODS and FRANK CAMP, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Christopher H. Garrett

Christopher H. Garrett, Director, Actuary and Chief Financial Officer

January 26, 2006
Date

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints PRISCILLA I. HECHLER, STEVEN SHEPARD, ARTHUR D. WOODS and FRANK CAMP, and each of them severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and/or WRL Series Life Corporate Account, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

/s/ Tim L. Stonehocker

Tim L. Stonehocker, Chairman of the Board

January 26, 2006
Date

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